UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 13, 2025 (June 11, 2025)

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ATUS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On June 11, 2025, Altice USA, Inc. (the "Company") held its 2025 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the Company’s Class A and Class B stockholders voted together as a single class on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the SEC on April 29, 2025: (i) the election of Patrick Drahi, David Drahi, Dexter Goei, Dennis Mathew, Mark Mullen, Dennis Okhuijsen, Susan Schnabel, Charles Stewart and Raymond Svider to the Company’s Board of Directors for one-year terms; (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year; (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers; (iv) the approval, on an advisory basis, of the frequency of the vote on executive compensation; and (v) the approval of the Fourth Amended and Restated Certificate of Incorporation.
The voting results for each proposal, including the number of votes cast for and against, as well as abstentions and broker non-votes, as applicable, are set forth below. In accordance with the Company’s Amended and Restated Certificate of Incorporation, Class A stockholders have one vote per share and Class B stockholders have twenty-five votes per share.
No other matters were considered and voted on by the stockholders at the Annual Meeting.
Proposal 1: Election of Directors

	For	Against	Abstain	Broker Non-Votes
Patrick Drahi	4,692,618,801	37,853,769	10,181,692	64,431,544
David Drahi	4,691,487,567	38,982,646	10,184,049	64,431,544
Dexter Goei	4,691,568,275	45,897,359	3,188,628	64,431,544
Dennis Mathew	4,701,876,539	36,314,421	2,463,302	64,431,544
Mark Mullen	4,684,603,195	53,345,384	2,705,683	64,431,544
Dennis Okhuijsen	4,683,448,014	46,999,176	10,207,072	64,431,544
Susan Schnabel	4,702,657,277	35,292,404	2,704,581	64,431,544
Charles Stewart	4,698,938,523	38,511,438	3,204,301	64,431,544
Raymond Svider	4,684,667,408	52,782,795	3,204,059	64,431,544
Proposal 2: Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
4,799,319,519	2,373,208	3,393,079	—
Proposal 3: Approval of the Compensation of Executive Officers

For	Against	Abstain	Broker Non-Votes
4,664,520,776	65,428,582	10,704,904	64,431,544
Proposal 4: Approval of the Frequency of the Stockholder Vote on Executive Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
104,996,010	51,806	4,630,726,279	4,880,167	64,431,544
Proposal 5: Approval of the Fourth Amended and Restated Certificate of Incorporation

For	Against	Abstain	Broker Non-Votes
4,648,227,872	89,206,775	3,219,615	64,431,544

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: June 13, 2025	By:	/s/ Michael E. Olsen
Michael E. Olsen
General Counsel and Chief Corporate Responsibility Officer